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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 4, 2003

GMAC EDUCATION LOAN FUNDING TRUST-I
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North,
1100 N. Market St., Wilmington, DE 19890-0001
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant's telephone number, including area code: (203) 975-6112

None
(Former name or former address, if change since last report)

GMAC ELF LLC
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1801 California Street, Suite 3900, Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Co-Registrant's telephone number, including area code: (303) 293-8500

None
(Former name or former address, if change since last report)

Item 5. Other Events.

        On December 4, 2003, GMAC Education Loan Funding Trust-I filed the supplement attached to this report as Exhibit 99.1 disclosing recent developments.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

24.1	Power of attorney(1)
99.1	Supplement dated December 4, 2003

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC EDUCATION LOAN FUNDING TRUST-I
	By:	GMAC ELF LLC, as attorney-in-fact of the Co-Registrant
Date: December 4, 2003	By:	/s/ WINTHROP T. SMITH Winthrop T. Smith, Vice President

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC ELF LLC
Date: December 4, 2003	By:	/s/ WINTHROP T. SMITH Winthrop T. Smith, Vice President

EXHIBIT INDEX

Exhibit No.	Description
24.1	Power of attorney(1)
99.1	Supplement dated December 4, 2003

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

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SIGNATURES
EXHIBIT INDEX